SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 05, 2003
(Date of earliest event reported)

Commission File No.: 333-08328



               Deutsche Mortgage & Asset Receiving Corporation
            (Exact name of registrant as specified in its charter)
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          Delaware                                        04-3310019
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)

One International Place - Room 520, Boston, Massachusetts           02110
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(Address of Principal Executive Office)                           (Zip Code)



                                 (617) 951-7690
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              (Registrant's telephone number, including area code)

ITEM 5.     Other Events.
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            Attached as Exhibit 99.1 to this Current Report are certain term sheets (the "Collateral Term Sheet") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2003-LNB1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-08328) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

            Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits

            Exhibit No.                     Description
            -----------                     -----------

               99.1                         Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       DEUTSCHE MORTGAGE & ASSET
                                          RECEIVING CORPORATION


                                          By:    /s/ R. Douglas Donaldson
                                              ---------------------------------
                                              Name:  R. Douglas Donaldson
                                              Title: Treasurer


Date: June 5, 2003

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------


   99.1                Collateral Term Sheet                          E